UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

4900 Sears Tower, Chicago, Illinois 60606-6303

(Address of principal executive offices) (Zip code)

Howard B. Surloff, Esq.	Copies to:
Goldman, Sachs & Co.	Jeffrey A. Dalke, Esq.
One New York Plaza	Drinker Biddle & Reath LLP
New York, New York 10004	One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2004

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds ASSET ALLOCATION PORTFOLIOS Annual Report December 31, 2004 Strategies designed to provide a complete investment program in a single investment and capitalize on the benefits of asset allocation.

Goldman Sachs Asset Allocation Portfolios GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO GOLDMAN SACHS AGGRESSIVE GROWTH STRATEGY PORTFOLIO NOT FDIC-INSURED May Lose Value No Bank Guarantee

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS What Differentiates Goldman Sachs’ Approach to Asset Allocation? We believe that strong, consistent investment results through asset allocation are best achieved through teams of experts working together on a global scale: EACH GOLDMAN SACHS ASSET ALLOCATION STRATEGY DELIVERS: Comprehensive investment strategies for any life stage Automatic diversification and risk management benefits Forward-looking, quarterly tactical reallocation Simplicity and efficiency Goldman Sachs’ Quantitative Strategies Team determines the strategic and quarterly tactical asset allocations. The team is comprised of 44 professionals with significant academic and practitioner experience and currently manages $67.7 billion in assets as of December 31, 2004 for institutional, high net worth and individual investors. Goldman Sachs’ Portfolio Management Teams offer expert management of the mutual funds that are contained within each Asset Allocation Strategy. These same teams manage portfolios for institutional and high net worth investors. Goldman Sachs Asset Allocation Investment Process 1 DETERMINE LONG-TERM STRATEGIC BENCHMARK ASSET ALLOCATIONS Quantitative Strategies Team Each asset allocation portfolio represents a diversified global portfolio on the efficient frontier. The portfolios differ in their long-term objective, and therefore, their asset allocation mix.The long-term strategic asset allocation is the primary source of risk and the corresponding primary determinant of total return. It therefore represents an anchor, or neutral starting point, from which tactical asset allocation decisions are made. 2 MAKE QUARTERLY GLOBAL TACTICAL ASSET ALLOCATION DECISIONS Quantitative Strategies Team For each portfolio, the strategic asset allocation is combined with a measured amount of tactical risk. Changing market conditions create opportunities to capitalize on investing in different countries and asset classes relative to others over time.Within each strategy, we shift assets away from the strategic allocation (over and underweighting certain asset classes and countries) to seek to benefit from changing conditions in global capital markets on a quarterly basis. Using proprietary portfolio construction models to maintain each Portfolio’s original risk/return profile over time, the team makes eight active decisions based on its current outlook on global equity, fixed income and currency markets. Asset class selection Are U.S. stocks, U.S. bonds or cash more attractive? Regional equity selection Are U.S. or non-U.S. equities more attractive? Regional bond selection Are U.S. or non-U.S. bonds more attractive? U.S. equity style selection Are U.S. value or U.S. growth equities more attractive? U.S. equity size selection Are U.S. large-cap or U.S. small-cap equities more attractive? Equity country selection Which international countries are most attractive? High yield selection Are high yield or core fixed income securities more attractive? Emerging/developed equity selection Are emerging or developed equities more attractive? 3 MAKE SECURITY SELECTION DECISIONS Mutual Fund Portfolio Management Teams Each portfolio is comprised of 6-11 underlying Goldman Sachs Funds managed by broad, deep portfolio management teams. In addition to global tactical asset allocation, we seek to generate excess returns through security selection within each underlying mutual fund.Whether in the equity or fixed income arenas, these portfolio management teams share a commitment to firsthand fundamental research and seek performance driven by successful security selection.

PERFORMANCE OVERVIEW Asset Allocation Portfolios Dear Shareholder, This report provides an overview on the performance of the Goldman Sachs Asset Allocation Portfolios (individually, the “Portfolio,” and collectively, the “Portfolios”) during the one-year reporting period that ended December 31, 2004. Asset Allocation Overall, the various Portfolios invest their assets in a strategic mix of underlying equity and fixed income funds. Every June, we reset our strategic benchmarks to reflect current market expectations and to bring the total equity portion of the various Portfolios in-line with our long-term target weights. During the rest of the year, we allow these strategic targets to shift with their respective market returns but we continue to adjust our tactical allocations to reflect our views. Each quarter, the overall asset allocation is adjusted based on current market conditions and our economic and market forecasts. By reallocating the Portfolios on a quarterly basis, we seek to enhance performance over the long term. Regional and Sector Preferences Asset Class Selection — Our quantitative models favored domestic stocks over domestic bonds, and stocks and bonds over cash during the reporting period. We were positive on stocks as a result of strong growth prospects and a favorable inflation environment. At the same time, we were positive on bonds versus cash primarily as a result of moderate short-term momentum. However, as the year progressed, we found domestic bonds less attractive as valuations and momentum deteriorated. In our equity style and size allocation models, we were overweight value stocks relative to growth stocks and we were generally overweight small-cap stocks relative to large-cap stocks. Our bullish position in value stocks versus growth stocks was the result of supportive macroeconomic conditions and strong relative momentum. Our shift to overweight small-cap stocks during the second half of 2004 was due primarily to strong market momentum. In our high yield model, we held an overweight position in high yield versus core fixed income, primarily due to strong short-term momentum in sub-investment grade debt securities. Additionally, we held a neutral view on emerging markets versus developed equity markets in the first quarter of the year. We then transitioned to a slightly bearish view on emerging markets equity due to poor momentum and weak credit conditions in emerging markets. Equities — In early 2004, we held a neutral position in domestic equities relative to international equities as supportive macroeconomic conditions in the U.S. were offset by attractive long-term value in the international equity markets. Though the macroeconomic environment in the U.S. remained supportive as we entered the second quarter of 2004, we increased our tactical allocation to international equity markets as they appeared to offer more attractive valuations and higher risk premiums than U.S. equities. Our bearish view on the U.S. dollar was an additional reason we preferred to overweight international stocks.

PERFORMANCE OVERVIEW While the views presented above reflect the view we held on U.S. equities relative to international equities when evaluated in aggregate, we were also able to implement our country level views within the Goldman Sachs CORESM International Equity Fund. Among the international equity markets, we continued to favor Asia and particularly Japan, Hong Kong, and Singapore, given attractive valuations and strong momentum. European equities appeared less attractive in early 2004 due to poor short-term momentum and expensive long-term value. However, as the year progressed, within the CORESM International Equity Fund we increased our allocations to Austria, Norway, and Germany as their valuations improved. We also became increasingly bearish on the UK given unattractive long-term value, low risk premiums, less supportive macroeconomic conditions, and weak momentum. Fixed Income — Consistent with our views from 2003, we remained modestly bullish on domestic fixed income relative to international fixed income securities during 2004. The U.S. was among our favorite bond markets globally as a result of high risk premiums and attractive long-term value. Performance The performance of the Portfolios is driven primarily by three factors: 1) strategic asset allocation policy, 2) underlying fund performance, and 3) asset allocation decisions. STRATEGIC ALLOCATIONS RETURN On an absolute basis, the Asset Allocation Portfolios showed strong performance for the year. In general, Portfolio returns were driven by positive returns across all major asset classes, with particularly strong results in international equities. UNDERLYING FUND EXCESS RETURN The second component of Portfolio performance is the contribution from our underlying fund managers. Overall, underlying fund security selection was positive for 2004, with most funds outperforming their respective benchmarks. With the exception of the CORESM Small Cap Equity Fund and the Emerging Markets Equity Fund, all other equity funds outperformed their respective benchmarks. Among fixed income funds, the Emerging Markets Debt Fund and the High Yield Fund were particularly successful. The net result of security selection was a positive contribution in each of the Portfolios.

PERFORMANCE OVERVIEW ASSET ALLOCATION DECISIONS RETURN The final component of Portfolio performance is derived from the Global Tactical Asset Allocation (GTAA) strategy. Our tactical asset allocation decisions generated positive returns across all Portfolios during the 12-month period ending December 31, 2004, adding approximately 120 basis points of excess return in the Aggressive Growth Portfolio, 180 basis points to the Growth and Growth and Income Portfolios, and approximately 150 basis points to the Balanced Portfolio. During most of the year, the Portfolios benefited from an overweight in U.S. value equity relative to U.S. growth equity as well as an overweight in U.S bonds relative to international bonds. Our equity country selection model, as implemented in the CORESM International Equity Fund, had a particularly strong third quarter of 2004. Our overweight in U.S. stocks relative to U.S. bonds and our overweight in international equity relative to U.S. equity were strong contributors to excess return during the fourth quarter of the year. Goldman Sachs Balanced Strategy Portfolio — During the one-year period ended December 31, 2004, the Portfolio’s Class A, B, C, Institutional and Service Shares generated cumulative total returns of 10.28%, 9.36%, 9.48%, 10.60%, and 10.15%, respectively. Fund Weightings (Percentage of Portfolio)†as of 12/31/04 †The percentage shown for each underlying fund reflects the value of that fund as a percentage of the market value of the Balanced Strategy Portfolio’s investment holdings (excluding repurchase agreements and cash). This Fund Weightings chart is provided for your reference. This new information has been included in response to recent rule and form amendments made by the Securities and Exchange Commission.

PERFORMANCE OVERVIEW Goldman Sachs Growth and Income Strategy Portfolio — During the one-year period ended December 31, 2004, the Portfolio’s Class A, B, C, Institutional and Service Shares generated cumulative total returns of 14.85%, 14.11%, 14.05%, 15.35%, and 14.77%, respectively. Fund Weightings (Percentage of Portfolio)†as of 12/31/04 †The percentage shown for each underlying fund reflects the value of that fund as a percentage of the market value of the Growth and Income Strategy Portfolio’s investment holdings (excluding repurchase agreements and cash). This Fund Weightings chart is provided for your reference. This new information has been included in response to recent rule and form amendments made by the Securities and Exchange Commission.

PERFORMANCE OVERVIEW Goldman Sachs Growth Strategy Portfolio — During the one-year period ended December 31, 2004, the Portfolio’s Class A, B, C, Institutional and Service Shares generated cumulative total returns of 17.54%, 16.72%, 16.77%, 18.05%, and 17.38%, respectively. Fund Weightings (Percentage of Portfolio)†as of 12/31/04 †The percentage shown for each underlying fund reflects the value of that fund as a percentage of the market value of the Growth Strategy Portfolio’s investment holdings (excluding repurchase agreements and cash). This Fund Weightings chart is provided for your reference. This new information has been included in response to recent rule and form amendments made by the Securities and Exchange Commission.

PERFORMANCE OVERVIEW Goldman Sachs Aggressive Growth Strategy Portfolio — During the one-year period ended December 31, 2004, the Portfolio’s Class A, B, C, Institutional and Service Shares generated cumulative total returns of 18.91%, 17.98%, 17.90%, 19.46%, and 18.73%, respectively. Fund Weightings (Percentage of Portfolio)† as of 12/31/04 †The percentage shown for each underlying fund reflects the value of that fund as a percentage of the market value of the Aggressive Growth Strategy Portfolio’s investment holdings (excluding repurchase agreements and cash). This Fund Weightings chart is provided for your reference. This new information has been included in response to recent rule and form amendments made by the Securities and Exchange Commission. We hope this summary has been helpful to you in your understanding of how we manage your Portfolio. We thank you for the confidence you have placed in us and we look forward to your continued support. Goldman Sachs Quantitative Strategies Group January 19, 2005

FUND BASICS

Balanced Strategy

as of December 31, 2004

Assets Under Management

$157.2 Million

NASDAQ SYMBOLS

Share Class	Symbol
Class A Shares	GIPAX
Class B Shares	GIPBX
Class C Shares	GIPCX
Institutional Shares	GIPIX
Service Shares	GIPSX

PERFORMANCE REVIEW

January 1, 2004–December 31, 2004	Portfolio Total Return (based on NAV)[1]
Class A	10.28%
Class B	9.36
Class C	9.48
Institutional	10.60
Service	10.15

[1] The net asset value (NAV) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio's performance assumes the reinvestment of dividends and other distributions. The Portfolio's performance does not reflect the deduction of any applicable sales charges.

STANDARDIZED TOTAL RETURNS[2]

For the period ended December 31, 2004	Class A	Class B	Class C	Institutional	Service
One Year	4.24%	4.29%	8.46%	10.60%	10.15%
Five Years	2.41	2.38	2.82	3.97	3.48
Since Inception (1/2/98)	4.11	4.17	4.19	5.37	4.85

[2] The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

The Goldman Sachs Balanced Strategy Portfolio invests primarily in other Goldman Sachs Funds and is subject to the risk factors of those Funds. Some of the risks include the price fluctuations of government securities in response to interest rates, the volatility of investments in the stock market, and the currency and political risks of non-U.S. securities.

COMPOSITION[3]

For the investor seeking current income and long-term capital appreciation. Approximately half of the Portfolio is invested in domestic fixed income funds which seek to provide income, with the remaining balance in domestic and international stock funds and an allocation to a global bond fund. The balance in equities is intended to add diversification and may enhance returns, but will also add some volatility to the Portfolio.

STRATEGIC MODEL PORTFOLIO WEIGHTINGS



- 44.1% Short Duration Government Fund
- 5.6% High Yield Fund
- 6.2% Global Income Fund
- 11.4% CORE℠ Large Cap Value Fund
- 2.8% CORE℠ Large Cap Growth Fund
- 6.4% CORE℠ Small Cap Equity Fund
- 20.8% CORE℠ International Equity Fund
- 2.7% Real Estate Securities Fund

TACTICAL FUND WEIGHTINGS (Changes quarterly)



- 45.1% Short Duration Government Fund
- 3.1% High Yield Fund
- 12.2% Global Income Fund
- 10.1% CORE℠ Large Cap Value Fund
- 9.5% CORE℠ Large Cap Growth Fund
- 2.4% CORE℠ Small Cap Equity Fund
- 14.8% CORE℠ International Equity Fund
- 2.7% Real Estate Securities Fund

[3] As of 10/1/04. Actual Fund weighting in the Asset Allocation Portfolios may differ slightly from the figures shown above due to rounding, differences in returns of the underlying mutual funds, or both. The above figures are not indicative of future allocations.

8

FUND BASICS

Growth and Income Strategy

as of December 31, 2004

Assets Under Management

$390.3 Million

NASDAQ SYMBOLS

Class A Shares: GOIAX

Class B Shares: GOIBX

Class C Shares: GOICX

Institutional Shares: GOIIX

Service Shares: GOISX

PERFORMANCE REVIEW

January 1, 2004–December 31, 2004	Portfolio Total Return (based on NAV)[1]
Class A	14.85%
Class B	14.11
Class C	14.05
Institutional	15.35
Service	14.77

[1] The net asset value (NAV) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio's performance assumes the reinvestment of dividends and other distributions. The Portfolio's performance does not reflect the deduction of any applicable sales charges.

STANDARDIZED TOTAL RETURNS[2]

For the period ended December 31, 2004	Class A	Class B	Class C	Institutional	Service
One Year	8.55%	9.05%	13.03%	15.35%	14.77%
Five Years	1.84	1.82	2.21	3.45	2.91
Since Inception (1/2/98)	4.40	4.47	4.45	5.68	5.14

[2] The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

The Goldman Sachs Growth and Income Strategy Portfolio invests primarily in other Goldman Sachs Funds and is subject to the risk factors of those Funds. Some of the risks include the price fluctuations of fixed income securities in response to interest rates, the credit risk and volatility of high yield bonds, and the volatility of non-U.S. stocks and bonds and U.S. stocks.

COMPOSITION[3]

For the investor who seeks long-term capital appreciation and current income. Under normal circumstances, assets are allocated approximately 40% among fixed income funds, which are intended to provide the income component, and approximately 60% among equity funds, which are intended to provide the capital appreciation component.

STRATEGIC MODEL PORTFOLIO WEIGHTINGS



- 2.5% Short Duration Government Fund
- 15.3% Core Fixed Income Fund
- 6.1% High Yield Fund
- 8.7% Global Income Fund
- 2.7% Emerging Markets Debt Fund
- 16.5% CORE[SM] Large Cap Value Fund
- 5.6% CORE[SM] Large Cap Growth Fund
- 8.3% CORE[SM] Small Cap Equity Fund
- 28.4% CORE[SM] International Equity Fund
- 3.1% Emerging Markets Equity Fund
- 2.7% Real Estate Securities Fund

TACTICAL FUND WEIGHTINGS (Changes quarterly)



- 2.5% Short Duration Government Fund
- 16.8% Core Fixed Income Fund
- 3.1% High Yield Fund
- 15.7% Global Income Fund
- 2.7% Emerging Markets Debt Fund
- 14.6% CORE[SM] Large Cap Value Fund
- 13.8% CORE[SM] Large Cap Growth Fund
- 3.3% CORE[SM] Small Cap Equity Fund
- 21.1% CORE[SM] International Equity Fund
- 3.6% Emerging Markets Equity Fund
- 2.7% Real Estate Securities Fund

[3] As of 10/1/04. Actual Fund weighting in the Asset Allocation Portfolios may differ slightly from the figures shown above due to rounding, differences in returns of the underlying mutual funds, or both. The above figures are not indicative of future allocations.

9

FUND BASICS

Growth Strategy

as of December 31, 2004

Assets Under Management

$317.2 Million

NASDAQ SYMBOLS

Class A Shares

GGSAX

Class B Shares

GGSBX

Class C Shares

GGSCX

Institutional Shares

GGSIX

Service Shares

GGSSX

PERFORMANCE REVIEW

January 1, 2004–December 31, 2004	Portfolio Total Return (based on NAV)[1]
Class A	17.54%
Class B	16.72
Class C	16.77
Institutional	18.05
Service	17.38

[1] The net asset value (NAV) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio's performance assumes the reinvestment of dividends and other distributions. The Portfolio's performance does not reflect the deduction of any applicable sales charges.

STANDARDIZED TOTAL RETURNS[2]

For the period ended December 31, 2004	Class A	Class B	Class C	Institutional	Service
One Year	11.13%	11.70%	15.77%	18.05%	17.38%
Five Years	0.41	0.40	0.80	1.98	1.46
Since Inception (1/2/98)	3.71	3.79	3.79	4.96	4.43

[2] The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

The Goldman Sachs Growth Strategy Portfolio invests primarily in other Goldman Sachs Funds and is subject to the risk factors of those Funds. Some of the risks include the volatility of U.S. and non-U.S. equity investments, the political and currency risks of non-U.S. securities, and the credit risks and volatility of high yield bonds.

COMPOSITION[3]

For the investor seeking long-term capital appreciation and, secondarily, current income. Approximately 80% of the assets are allocated among equity funds, with a blend of domestic large-cap, small-cap and international exposure to seek capital appreciation. The bond fund allocation is intended to provide diversification.

STRATEGIC MODEL PORTFOLIO WEIGHTINGS



- 5.9% Core Fixed Income Fund
- 6.7% High Yield Fund
- 2.7% Emerging Markets Debt Fund
- 22.1% CORE[SM] Large Cap Value Fund
- 11.0% CORE[SM] Large Cap Growth Fund
- 9.3% CORE[SM] Small Cap Equity Fund
- 35.5% CORE[SM] International Equity Fund
- 4.2% Emerging Markets Equity Fund
- 2.7% Real Estate Securities Fund

TACTICAL FUND WEIGHTINGS (Changes quarterly)



- 8.2% Core Fixed Income Fund
- 3.7% High Yield Fund
- 6.1% Global Income Fund
- 2.7% Emerging Markets Debt Fund
- 20.3% CORE[SM] Large Cap Value Fund
- 19.1% CORE[SM] Large Cap Growth Fund
- 4.3% CORE[SM] Small Cap Equity Fund
- 28.2% CORE[SM] International Equity Fund
- 4.7% Emerging Markets Equity Fund
- 2.7% Real Estate Securities Fund

[3] As of 10/1/04. Actual Fund weighting in the Asset Allocation Portfolios may differ slightly from the figures shown above due to rounding, differences in returns of the underlying mutual funds, or both. The above figures are not indicative of future allocations.

10

FUND BASICS Aggressive Growth Strategy as of December 31, 2004 Assets Under Management $147.5 Million NASDAQ SYMBOLS Class A Shares GAPAX Class B Shares GAPBX Class C Shares GAXCX Institutional Shares GAPIX Service Shares GAPSX PERFORMANCE REVIEW January 1, 2004-December 31, 2004 Portfolio Total Return (based on NAV)[1] Class A 18.91% Class B 17.98 Class C 17.90 Institutional 19.46 Service 18.73 [1]The net asset value (NAV) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges. STANDARDIZED TOTAL RETURNS[2] For the period ended December 31, 2004 Class A Class B Class C Institutional Service One Year 12.40% 12.98% 16.90% 19.46% 18.73% Five Years -0.64 -0.66 -0.25 0.89 0.38 Since Inception (1/2/98) 3.18 3.26 3.27 4.39 3.91 [2]The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The Goldman Sachs Aggressive Growth Strategy Portfolio invests primarily in other Goldman Sachs Funds and is subject to the risk factors of those Funds. Some of the risks include the volatility of U.S. and non-U.S. equity investments and the political and currency risks of non-U.S. securities, which are particularly significant regarding equities of issuers located in emerging countries. COMPOSITION [3] For the investor seeking long-term capital appreciation. Under normal circumstances, all assets are allocated among equity funds with a greater focus on small-cap and international investments relative to the other portfolios. [3]As of 10/1/04. Actual Fund weighting in the Asset Allocation Portfolios may differ slightly from the figures shown above due to rounding, differences in returns of the underlying mutual funds, or both. The above figures are not indicative of future allocations.

 GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Performance Summary

December 31, 2004

The following graph shows the value, as of December 31, 2004, of a $10,000 investment made on February 1, 1998 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the S&P 500 Index, Lehman Brothers High Yield Bond Index and Two-Year U.S. Treasury Security (“Two-Year T-Bill”)) are also shown. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than the original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Goldman Sachs Balanced Strategy Portfolio’s Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested February 1, 1998 to December 31, 2004(a).

Average Annual Total Return through December 31, 2004	Since Inception(b)	Five Years	One Year

Class A
Excluding sales charges	4.95%	3.58%	10.28%
Including sales charges	4.11%	2.41%	4.24%

Class B
Excluding contingent deferred sales charges	4.17%	2.80%	9.36%
Including contingent deferred sales charges	4.17%	2.38%	4.29%

Class C
Excluding contingent deferred sales charges	4.19%	2.82%	9.48%
Including contingent deferred sales charges	4.19%	2.82%	8.46%

Institutional Class	5.37%	3.97%	10.60%

Service Class	4.85%	3.48%	10.15%

(a)	For comparative purposes, initial investments are assumed to be made on the first day of the month following commencement of operations.
(b)	All classes commenced operations on January 2, 1998.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Statement of Investments

December 31, 2004

Shares	Description	Value
Mutual Funds (Institutional Shares) – 95.4%

Equity – 46.6%
2,580,756	Goldman Sachs CORE International Equity Fund – 18.3%	$28,827,043
1,754,502	Goldman Sachs CORE Large Cap Value Fund – 13.7%	21,597,920
707,206	Goldman Sachs CORE Small Cap Equity Fund – 6.3%	9,858,452
672,229	Goldman Sachs CORE Large Cap Growth Fund – 5.5%	8,570,920
256,915	Goldman Sachs Real Estate Securities Fund – 2.8%	4,454,899

		73,309,234

Fixed Income – 48.8%
4,684,490	Goldman Sachs Short Duration Government Fund – 29.2%	45,814,308
1,662,260	Goldman Sachs Global Income Fund – 14.2%	22,374,023
1,026,744	Goldman Sachs High Yield Fund – 5.4%	8,450,100

		76,638,431

TOTAL MUTUAL FUNDS (INSTITUTIONAL SHARES)
(Cost $138,260,739)		$149,947,665

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 0.4%

Joint Repurchase Agreement Account IIΔ
$700,000	2.28%	01/03/2005	$700,000
Maturity Value: $700,133 (Cost $700,000)

TOTAL INVESTMENTS – 95.8%
(Cost $138,960,739)			$150,647,665

Δ	Joint repurchase agreement was entered into on December 31, 2004.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

For information on the underlying mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.gs.com/funds.

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At December 31, 2004, the Balanced Strategy Portfolio had an undivided interest in the following Joint Repurchase Agreement Account II which equaled $700,000 in principal amount.

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Barclays Capital PLC	$350,000,000	2.28%	01/03/2005	$350,066,500

Barclays Capital PLC	400,000,000	2.30	01/03/2005	400,076,667

Bear Stearns & Co.	500,000,000	2.29	01/03/2005	500,095,417

Greenwich Capital Markets	400,000,000	2.28	01/03/2005	400,076,000

J.P. Morgan Securities, Inc.	364,100,000	2.28	01/03/2005	364,169,179

Morgan Stanley & Co.	300,000,000	2.27	01/03/2005	300,056,750

UBS Securities LLC	500,000,000	2.26	01/03/2005	500,094,166

UBS Securities LLC	250,000,000	2.28	01/03/2005	250,047,500

Westdeutsche Landesbank AG	400,000,000	2.28	01/03/2005	400,076,000

TOTAL	$3,464,100,000			$3,464,758,179

At December 31, 2004, the Joint Repurchase Agreement Account II was fully collateralized by Federal Home Loan Bank, 0.00% to 4.52%, due 03/30/2006 to 08/10/2010; Federal Home Loan Mortgage Association, 0.00% to 11.75%, due 02/01/2005 to 11/01/2035; Federal National Mortgage Association, 0.00% to 11.00%, due 12/15/2005 to 01/01/2035 and Government National Mortgage Association, 6.00%, due 12/15/2033.

The accompanying notes are an integral part of these financial statements.      13

 GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Performance Summary

December 31, 2004

The following graph shows the value, as of December 31, 2004, of a $10,000 investment made on February 1, 1998 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the S&P 500 Index, Lehman Brothers High Yield Bond Index, Lehman Brothers Aggregate Bond Index and Morgan Stanley Capital International Europe, Australasia, and the Far East (“MSCI EAFE”) Index) are also shown. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than the original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Goldman Sachs Growth and Income Strategy Portfolio’s Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested February 1, 1998 to December 31, 2004(a).

Average Annual Total Return through December 31, 2004	Since Inception(b)	Five Years	One Year

Class A
Excluding sales charges	5.24%	3.00%	14.85%
Including sales charges	4.40%	1.84%	8.55%

Class B
Excluding contingent deferred sales charges	4.47%	2.23%	14.11%
Including contingent deferred sales charges	4.47%	1.82%	9.05%

Class C
Excluding contingent deferred sales charges	4.45%	2.21%	14.05%
Including contingent deferred sales charges	4.45%	2.21%	13.03%

Institutional Class	5.68%	3.45%	15.35%

Service Class	5.14%	2.91%	14.77%

(a)	For comparative purposes, initial investments are assumed to be made on the first day of the month following commencement of operations.
(b)	All classes commenced operations on January 2, 1998.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Statement of Investments

December 31, 2004

Shares	Description	Value
Mutual Funds (Institutional Shares) – 99.8%

Equity – 68.3%
8,949,102	Goldman Sachs CORE International Equity Fund – 25.6%	$99,961,471
6,068,377	Goldman Sachs CORE Large Cap Value Fund – 19.1%	74,701,719
2,834,133	Goldman Sachs CORE Large Cap Growth Fund – 9.3%	36,135,190
2,226,747	Goldman Sachs CORE Small Cap Equity Fund – 7.9%	31,040,853
1,003,806	Goldman Sachs Emerging Markets Equity Fund – 3.5%	13,621,649
644,222	Goldman Sachs Real Estate Securities Fund – 2.9%	11,170,811

		266,631,693

Fixed Income – 31.5%
5,200,297	Goldman Sachs Global Income Fund – 17.9%	69,996,003
2,845,707	Goldman Sachs High Yield Fund – 6.0%	23,420,172
918,424	Goldman Sachs Emerging Markets Debt Fund – 2.6%	10,121,032
969,173	Goldman Sachs Core Fixed Income Fund – 2.5%	9,788,646
983,203	Goldman Sachs Short Duration Government Fund – 2.5%	9,615,726

		122,941,579

TOTAL MUTUAL FUNDS (INSTITUTIONAL SHARES)
(Cost $342,189,001)		$389,573,272

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 0.4%

Joint Repurchase Agreement Account IIΔ
$1,300,000	2.28%	01/03/2005	$1,300,000
Maturity Value: $1,300,247 (Cost $1,300,000)

TOTAL INVESTMENTS – 100.2%
(Cost $343,489,001)			$390,873,272

Δ	Joint repurchase agreement was entered into on December 31, 2004.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

For information on the underlying mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.gs.com/funds.

The accompanying notes are an integral part of these financial statements.      15

 GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Statement of Investments (continued)

December 31, 2004

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At December 31, 2004, the Growth and Income Strategy Portfolio had an undivided interest in the following Joint Repurchase Agreement Account II which equaled $1,300,000 in principal amount.

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Barclays Capital PLC	$350,000,000	2.28%	01/03/2005	$350,066,500

Barclays Capital PLC	400,000,000	2.30	01/03/2005	400,076,667

Bear Stearns & Co.	500,000,000	2.29	01/03/2005	500,095,417

Greenwich Capital Markets	400,000,000	2.28	01/03/2005	400,076,000

J.P. Morgan Securities, Inc.	364,100,000	2.28	01/03/2005	364,169,179

Morgan Stanley & Co.	300,000,000	2.27	01/03/2005	300,056,750

UBS Securities LLC	500,000,000	2.26	01/03/2005	500,094,166

UBS Securities LLC	250,000,000	2.28	01/03/2005	250,047,500

Westdeutsche Landesbank AG	400,000,000	2.28	01/03/2005	400,076,000

TOTAL	$3,464,100,000			$3,464,758,179

At December 31, 2004, the Joint Repurchase Agreement Account II was fully collateralized by Federal Home Loan Bank, 0.00% to 4.52%, due 03/30/2006 to 08/10/2010; Federal Home Loan Mortgage Association, 0.00% to 11.75%, due 02/01/2005 to 11/01/2035; Federal National Mortgage Association, 0.00% to 11.00%, due 12/15/2005 to 01/01/2035 and Government National Mortgage Association, 6.00%, due 12/15/2033.

16     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Performance Summary

December 31, 2004

The following graph shows the value, as of December 31, 2004, of a $10,000 investment made on February 1, 1998 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the S&P 500 Index, Morgan Stanley Capital International Europe, Australasia, and the Far East (“MSCI EAFE”) Index, Russell 2000 Index and Morgan Stanley Capital International Emerging Markets Free (“MSCI EMF”) Index) are also shown. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than the original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Goldman Sachs Growth Strategy Portfolio’s Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested February 1, 1998 to December 31, 2004(a).

Average Annual Total Return through December 31, 2004	Since Inception(b)	Five Years	One Year

Class A
Excluding sales charges	4.55%	1.55%	17.54%
Including sales charges	3.71%	0.41%	11.13%

Class B
Excluding contingent deferred sales charges	3.79%	0.81%	16.72%
Including contingent deferred sales charges	3.79%	0.40%	11.70%

Class C
Excluding contingent deferred sales charges	3.79%	0.80%	16.77%
Including contingent deferred sales charges	3.79%	0.80%	15.77%

Institutional Class	4.96%	1.98%	18.05%

Service Class	4.43%	1.46%	17.38%

(a)	For comparative purposes, initial investments are assumed to be made on the first day of the month following commencement of operations.
(b)	All classes commenced operations on January 2, 1998.

 GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Statement of Investments

December 31, 2004

Shares	Description	Value
Mutual Funds (Institutional Shares) – 100.4%

Equity – 85.4%
9,294,402	Goldman Sachs CORE International Equity Fund – 32.7%	$103,818,472
5,973,350	Goldman Sachs CORE Large Cap Value Fund – 23.2%	73,531,941
3,237,507	Goldman Sachs CORE Large Cap Growth Fund – 13.0%	41,278,215
2,032,987	Goldman Sachs CORE Small Cap Equity Fund – 9.0%	28,339,836
1,078,877	Goldman Sachs Emerging Markets Equity Fund – 4.6%	14,640,356
521,690	Goldman Sachs Real Estate Securities Fund – 2.9%	9,046,111

		270,654,931

Fixed Income – 15.0%
1,631,742	Goldman Sachs Global Income Fund — 6.9%	21,963,250
2,121,603	Goldman Sachs High Yield Fund — 5.5%	17,460,792
743,657	Goldman Sachs Emerging Markets Debt Fund — 2.6%	8,195,096
4,596	Goldman Sachs Core Fixed Income Fund — 0.0%	46,421

		47,665,559

TOTAL MUTUAL FUNDS (INSTITUTIONAL SHARES)
(Cost $265,509,157)		$318,320,490

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 1.1%

Joint Repurchase Agreement Account IIΔ
$3,700,000	2.28%	01/03/2005	$3,700,000
Maturity Value: $3,700,703 (Cost $3,700,000)

TOTAL INVESTMENTS — 101.5%
(Cost $269,209,157)			$322,020,490

Δ	Joint repurchase agreement was entered into on December 31, 2004.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

For information on the underlying mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.gs.com/funds.

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II —  At December 31, 2004, the Growth Strategy Portfolio had an undivided interest in the following Joint Repurchase Agreement Account II which equaled $3,700,000 in principal amount.

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Barclays Capital PLC	$350,000,000	2.28%	01/03/2005	$350,066,500

Barclays Capital PLC	400,000,000	2.30	01/03/2005	400,076,667

Bear Stearns & Co.	500,000,000	2.29	01/03/2005	500,095,417

Greenwich Capital Markets	400,000,000	2.28	01/03/2005	400,076,000

J.P. Morgan Securities, Inc.	364,100,000	2.28	01/03/2005	364,169,179

Morgan Stanley & Co.	300,000,000	2.27	01/03/2005	300,056,750

UBS Securities LLC	500,000,000	2.26	01/03/2005	500,094,166

UBS Securities LLC	250,000,000	2.28	01/03/2005	250,047,500

Westdeutsche Landesbank AG	400,000,000	2.28	01/03/2005	400,076,000

TOTAL	$3,464,100,000			$3,464,758,179

At December 31, 2004, the Joint Repurchase Agreement Account II was fully collateralized by Federal Home Loan Bank, 0.00% to 4.52%, due 03/30/2006 to 08/10/2010; Federal Home Loan Mortgage Association, 0.00% to 11.75%, due 02/01/2005 to 11/01/2035; Federal National Mortgage Association, 0.00% to 11.00%, due 12/15/2005 to 01/01/2035 and Government National Mortgage Association, 6.00%, due 12/15/2033.

18     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS AGGRESSIVE GROWTH STRATEGY PORTFOLIO

Performance Summary

December 31, 2004

The following graph shows the value, as of December 31, 2004, of a $10,000 investment made on February 1, 1998 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the S&P 500 Index, Morgan Stanley Capital International Europe, Australasia, and the Far East (“MSCI EAFE”) Index, Russell 2000 Index and Morgan Stanley Capital International Emerging Markets Free (“MSCI EMF”) Index) are also shown. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than the original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Goldman Sachs Aggressive Growth Strategy Portfolio’s Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested February 1, 1998 to December 31, 2004(a).

Average Annual Total Return through December 31, 2004	Since Inception(b)	Five Years	One Year

Class A
Excluding sales charges	4.02%	0.49%	18.91%
Including sales charges	3.18%	-0.64%	12.40%

Class B
Excluding contingent deferred sales charges	3.26%	-0.26%	17.98%
Including contingent deferred sales charges	3.26%	-0.66%	12.98%

Class C
Excluding contingent deferred sales charges	3.27%	-0.25%	17.90%
Including contingent deferred sales charges	3.27%	-0.25%	16.90%

Institutional Class	4.39%	0.89%	19.46%

Service Class	3.91%	0.38%	18.73%

(a)	For comparative purposes, initial investments are assumed to be made on the first day of the month following commencement of operations.
(b)	All classes commenced operations on January 2, 1998.

 GOLDMAN SACHS AGGRESSIVE GROWTH STRATEGY PORTFOLIO

Statement of Investments

December 31, 2004

Shares	Description	Value
Mutual Funds (Institutional Shares) – 100.6%

Equity – 100.6%
5,394,763	Goldman Sachs CORE International Equity Fund – 40.8%	$60,259,498
2,972,789	Goldman Sachs CORE Large Cap Value Fund – 24.8%	36,595,036
1,663,759	Goldman Sachs CORE Large Cap Growth Fund – 14.4%	21,212,927
1,153,104	Goldman Sachs CORE Small Cap Equity Fund – 10.9%	16,074,272
747,513	Goldman Sachs Emerging Markets Equity Fund – 6.9%	10,143,754
241,871	Goldman Sachs Real Estate Securities Fund – 2.8%	4,194,041

TOTAL INVESTMENTS – 100.6%
(Cost $117,253,701)		$148,479,528

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

For information on the underlying mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.gs.com/funds.

20     The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

Statements of Assets and Liabilities

December 31, 2004

		Growth and		Aggressive
	Balanced	Income	Growth	Growth
	Strategy	Strategy	Strategy	Strategy
	Portfolio	Portfolio	Portfolio	Portfolio

Assets:

Investment in securities, at value (identified cost $138,960,739, $343,489,001, $269,209,157 and $117,253,701, respectively)	$150,647,665	$390,873,272	$322,020,490	$148,479,528
Cash	45,815	49,090	19,677	—
Receivables:
Investment securities sold	—	—	—	10,816
Fund shares sold	7,929,200	4,118,244	2,230,432	891,305
Dividends and interest	234,091	451,215	280,230	—
Reimbursement from adviser	19,509	32,664	28,947	25,357

Total assets	158,876,280	395,524,485	324,579,776	149,407,006

Liabilities:

Due to custodian	—	—	—	10,816
Payables:
Investment securities purchased	979,862	1,800,223	3,999,748	—
Fund shares repurchased	567,939	3,098,735	3,130,510	1,686,895
Amounts owed to affiliates	92,634	283,037	240,350	115,585
Accrued expenses	56,021	57,759	57,652	56,458

Total liabilities	1,696,456	5,239,754	7,428,260	1,869,754

Net Assets:

Paid-in capital	147,076,291	363,507,664	293,208,480	133,289,550
Accumulated undistributed net investment income	200,082	796,409	78,912	11,861
Accumulated net realized loss on investment transactions	(1,783,475)	(21,403,613)	(28,947,209)	(16,989,986)
Net unrealized gain on investments	11,686,926	47,384,271	52,811,333	31,225,827

NET ASSETS	$157,179,824	$390,284,731	$317,151,516	$147,537,252

Net asset value, offering and redemption price per share:(a)
Class A	$10.79	$11.46	$11.88	$12.30
Class B	$10.78	$11.45	$11.90	$12.01
Class C	$10.80	$11.43	$11.86	$11.99
Institutional	$10.78	$11.49	$11.88	$12.40
Service	$10.80	$11.44	$11.83	$12.24

Shares outstanding:
Class A	5,000,803	17,769,948	10,892,060	5,768,121
Class B	2,621,052	6,933,357	6,030,717	2,296,088
Class C	2,392,803	7,428,152	7,277,052	3,716,740
Institutional	4,361,027	1,692,970	2,353,169	342,594
Service	194,982	244,764	146,695	13,469

Total shares outstanding, $0.001 par value (unlimited number of shares authorized)	14,570,667	34,069,191	26,699,693	12,137,012

(a)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Balanced Strategy, Growth and Income Strategy, Growth Strategy and Aggressive Growth Strategy Portfolios is $11.42, $12.13, $12.57 and $13.02, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.      21

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

Statements of Operations

For the Year Ended December 31, 2004

		Growth and		Aggressive
	Balanced	Income	Growth	Growth
	Strategy	Strategy	Strategy	Strategy
	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:

Income distributions from Underlying Funds	$3,683,743	$8,254,018	$4,426,243	$1,228,307

Total income	3,683,743	8,254,018	4,426,243	1,228,307

Expenses:

Distribution and Service fees(a)	569,572	1,853,343	1,593,811	755,324
Management fees	435,727	1,120,901	891,982	432,121
Transfer Agent fees(a)	182,654	587,415	454,284	228,428
Registration fees	62,399	79,726	72,571	63,630
Custodian and Accounting fees	50,708	53,110	52,217	50,047
Professional fees	39,884	40,475	39,885	39,884
Printing fees	39,938	39,938	39,938	39,938
Trustee fees	15,149	15,149	15,149	15,149
Service Share fees	9,083	10,302	7,466	625
Other	37,651	43,521	43,251	40,149

Total expenses	1,442,765	3,843,880	3,210,554	1,665,295

Less — expense reductions	(510,648)	(990,513)	(795,930)	(507,792)

Net expenses	932,117	2,853,367	2,414,624	1,157,503

NET INVESTMENT INCOME	2,751,626	5,400,651	2,011,619	70,804

Realized and Unrealized Gains:

Capital gain distributions from Underlying Funds	1,045,543	4,505,235	3,803,791	1,698,412
Net realized gain from investment transactions	6,804,560	18,337,911	10,269,624	5,022,381
Net change in unrealized gain on investments	2,051,714	17,915,471	27,334,093	15,386,916

Net realized and unrealized gains	9,901,817	40,758,617	41,407,508	22,107,709

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,653,443	$46,159,268	$43,419,127	$22,178,513

(a)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees

Portfolio	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service

Balanced Strategy	$105,378	$254,575	$209,619	$80,087	$48,369	$39,828	$13,643	$727

Growth and Income Strategy	402,913	741,154	709,276	306,214	140,819	134,762	4,796	824

Growth Strategy	251,716	673,284	668,811	191,304	127,924	127,074	7,385	597

Aggressive Growth Strategy	146,100	252,670	356,554	111,036	48,007	67,745	1,590	50

22     The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

Statements of Changes in Net Assets

	Balanced Strategy		Growth and Income Strategy
	Portfolio		Portfolio

	For the Year Ended		For the Year Ended
	December 31,		December 31,

	2004	2003	2004	2003
From operations:

Net investment income	$2,751,626	$2,292,851	$5,400,651	$4,770,578
Net realized gain (loss) from investment transactions, including capital gain distributions from Underlying Funds	7,850,103	(911,641)	22,843,146	(5,408,314)
Net change in unrealized gain on investments	2,051,714	13,694,821	17,915,471	54,609,484

Net increase in net assets resulting from operations	12,653,443	15,076,031	46,159,268	53,971,748

Distributions to shareholders:

From net investment income
Class A Shares	(977,473)	(761,297)	(3,345,570)	(3,240,891)
Class B Shares	(376,335)	(398,286)	(874,144)	(1,357,840)
Class C Shares	(320,212)	(280,413)	(891,543)	(1,190,667)
Institutional Shares	(887,344)	(889,236)	(274,351)	(247,496)
Service Shares	(38,638)	(38,982)	(41,901)	(48,469)

Total distributions to shareholders	(2,600,002)	(2,368,214)	(5,427,509)	(6,085,363)

From share transactions:

Net proceeds from sales of shares	60,016,372	32,503,972	130,185,965	63,948,375
Reinvestment of dividends and distributions	2,395,297	2,198,718	4,985,395	5,648,084
Cost of shares repurchased	(22,223,826)	(29,513,524)	(72,443,697)	(60,118,675)

Net increase in net assets resulting from share transactions	40,187,843	5,189,166	62,727,663	9,477,784

TOTAL INCREASE	50,241,284	17,896,983	103,459,422	57,364,169

Net assets:

Beginning of year	106,938,540	89,041,557	286,825,309	229,461,140

End of year	$157,179,824	$106,938,540	$390,284,731	$286,825,309

Accumulated undistributed net investment income	$200,082	$74,155	$796,409	$155,320

The accompanying notes are an integral part of these financial statements.      23

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

Statements of Changes in Net Assets

	Growth Strategy		Aggressive Growth Strategy
	Portfolio		Portfolio

	For the Year Ended		For the Year Ended
	December 31,		December 31,

	2004	2003	2004	2003
From operations:

Net investment income	$2,011,619	$1,630,661	$70,804	$146,220
Net realized gain (loss) from investment transactions, including capital gain distributions from Underlying Funds	14,073,415	(7,727,372)	6,720,793	(5,436,505)
Net change in unrealized gain on investments	27,334,093	56,329,229	15,386,916	34,248,165

Net increase in net assets resulting from operations	43,419,127	50,232,518	22,178,513	28,957,880

Distributions to shareholders:

From net investment income
Class A Shares	(1,354,356)	(1,188,805)	(109,667)	(316,586)
Class B Shares	(239,859)	(436,729)	—	—
Class C Shares	(435,310)	(396,167)	—	(13,473)
Institutional Shares	(416,395)	(144,305)	(20,285)	(44,598)
Service Shares	(17,038)	(16,372)	(169)	(574)

Total distributions to shareholders	(2,462,958)	(2,182,378)	(130,121)	(375,231)

From share transactions:

Net proceeds from sales of shares	105,477,698	52,111,392	43,783,874	24,387,510
Reinvestment of dividends and distributions	2,223,889	2,057,919	127,187	367,619
Cost of shares repurchased	(53,129,450)	(53,870,946)	(31,106,192)	(25,798,819)

Net increase (decrease) in net assets resulting from share transactions	54,572,137	298,365	12,804,869	(1,043,690)

TOTAL INCREASE	95,528,306	48,348,505	34,853,261	27,538,959

Net assets:

Beginning of year	221,623,210	173,274,705	112,683,991	85,145,032

End of year	$317,151,516	$221,623,210	$147,537,252	$112,683,991

Accumulated undistributed net investment income	$78,912	$89,483	$11,861	$12,043

24     The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

Notes to Financial Statements

December 31, 2004

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940 (as amended) as an open-end, management investment company. The Trust includes Goldman Sachs Balanced Strategy Portfolio (“Balanced Strategy”), Goldman Sachs Growth and Income Strategy Portfolio (“Growth and Income Strategy”), Goldman Sachs Growth Strategy Portfolio (“Growth Strategy”) and Goldman Sachs Aggressive Growth Strategy Portfolio (“Aggressive Growth Strategy”), collectively, the “Portfolios” or, individually, a “Portfolio.” Each Portfolio is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service Shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolios. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Each Portfolio invests in a combination of underlying mutual funds (the “Underlying Funds”) for which Goldman Sachs Asset Management, L.P. (“GSAM”), a subsidiary of The Goldman Sachs Group, Inc., and Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman, Sachs & Co., (“Goldman Sachs”), act as investment advisers. Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation. Because each Portfolio invests primarily in other mutual funds, which fluctuate in value, the Portfolios’ shares will correspondingly fluctuate in value. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value.

B. Securities Transactions and Investment Income — Purchases and sales of the Underlying Funds are recorded as of the trade date. Realized gains and losses on sales of the Underlying Funds are calculated on the identified cost basis. Dividend income and capital gains distributions from the Underlying Funds are recorded on the ex-dividend date. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. Net investment income (other than class-specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Portfolios based upon the relative proportion of net assets of each class.

C. Dividend Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income	Capital Gains
	Distribution	Distribution

Portfolio	Declared & Paid	Declared & Paid

Balanced Strategy and Growth and Income Strategy	Quarterly	Annually

Growth Strategy and Aggressive Growth Strategy	Annually	Annually

D. Federal Taxes — It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required.

     The characterization of distributions to shareholders is determined in accordance with Federal income tax rules. Therefore, the source of a Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain on investment transactions, or from paid-in-capital.

E. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Portfolio of the Trust are allocated to the Portfolios based on a straight-line or pro rata basis depending upon the nature of the expense. Expenses included in the accompanying financial statements reflect the expenses of each Portfolio and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Portfolios

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

Notes to Financial Statements (continued)
December 31, 2004

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Portfolio will vary.
     Class A, Class B and Class C shareholders of the Portfolios bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees relating to their Service and Shareholder Administration Plans. Each class of shares of the Portfolios separately bears its respective class-specific Transfer Agency fees.

F. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Portfolios, including accrued interest, is required to equal or exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Portfolios’ may be delayed or limited and there may be a decline in the value of the collateral during the period while the Portfolios seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at each Portfolio’s custodian or designated sub-custodian under triparty repurchase agreements.

     Pursuant to exemptive relief granted by the SEC, and the terms and conditions contained therein, the Portfolios, together with other registered investment companies having management agreements with GSAM and GSAMI or their affiliates, transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

3. AGREEMENTS

GSAM serves as investment advisor pursuant to an Investment Management Agreement, (the “Agreement”) with the Trust on behalf of the Portfolios. Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Portfolios’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management Fee”), computed daily and payable monthly, at an annual percentage rate equal to 0.35% of the average daily net assets of each Portfolio.
     For the year ended December 31, 2004, GSAM has voluntarily agreed to waive a portion of the Management Fee equal annually to 0.20% of each Portfolio’s average daily net assets. GSAM may discontinue or modify this waiver in the future at its discretion.
     Additionally, GSAM has voluntarily agreed to limit certain “Other Expenses” of the Portfolios (excluding Management fees, Distribution and Service fees, Transfer Agent fees and expenses, taxes, interest, brokerage commission, litigation, Service Share fees, indemnification costs, shareholder meeting and other extraordinary expenses) to the extent that such expenses exceed, on an annual basis, 0.004% of the average daily net assets of each Portfolio. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Portfolios are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any.
     For the year ended December 31, 2004, GSAM waived and reimbursed certain fees and other expenses. On October 29, 2004, Goldman Sachs as Transfer Agent, voluntarily made a payment to the Funds related to certain earnings credits that reduce transfer agent fees. For the year ended December 31, 2004, expense reductions were as follows (in thousands):

	Management	Other Expense	Transfer
Portfolio	Fee Waivers	Reimbursement	Agent Credit	Total

Balanced Strategy	$249	$241	$21	$511

Growth and Income Strategy	641	259	91	991

Growth Strategy	510	253	33	796

Aggressive Growth Strategy	247	244	17	508

 GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

3. AGREEMENTS (continued)
     Goldman Sachs serves as Distributor of the shares of the Portfolios pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the year ended December 31, 2004, Goldman Sachs advised the Portfolios that it retained approximately the following amounts:

		Contingent Deferred Sales Charge
	Sales Load
Portfolio	Class A	Class B	Class C

Balanced Strategy	$100,700	$500	$—

Growth and Income Strategy	295,600	900	200

Growth Strategy	160,500	900	—

Aggressive Growth Strategy	41,700	2,100	500

     The Trust, on behalf of each Portfolio, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.75% of each Portfolio’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Additionally, Goldman Sachs and/or Authorized Dealers are entitled to receive, under the Plans, a separate fee from each Portfolio for personal and account maintenance services equal to, on an annual basis, 0.25% of each Portfolio’s average daily net assets attributable to Class B and Class C Shares.
     The Trust, on behalf of each Portfolio, has adopted a Service Plan and Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan provide for compensation to the service organizations in an amount up to 0.25% and 0.25%, respectively, on an annualized basis of the average daily net asset value of the Service Shares.
     Goldman Sachs also serves as the Transfer Agent to the Portfolios for a fee. Fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

At December 31, 2004, the amounts owed to affiliates were as follows (in thousands):

	Management	Transfer	Distribution and
Portfolio	Fees	Agent Fees	Service Fees	Total

Balanced Strategy	$19	$18	$56	$93

Growth and Income Strategy	48	58	177	283

Growth Strategy	39	45	156	240

Aggressive Growth Strategy	18	23	75	116

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

Notes to Financial Statements (continued)
December 31, 2004

4. PORTFOLIO SECURITY TRANSACTIONS

The cost of purchases and proceeds of sales of the Underlying Funds for the year ended December 31, 2004, were as follows:

Portfolio	Purchases	Sales

Balanced Strategy	$98,125,650	$65,380,998

Growth and Income Strategy	235,739,679	169,587,832

Growth Strategy	169,766,765	111,296,709

Aggressive Growth Strategy	59,234,774	44,582,068

5. LINE OF CREDIT FACILITY

The Portfolios participate in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, each Portfolio must own securities having a market value in excess of 300% (400% prior to May 26, 2004) of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Portfolios based on the amount of the commitment which has not been utilized. During the year ended December 31, 2004, the Portfolios did not have any borrowings under this facility.

 GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

6. ADDITIONAL TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2004 was as follows:

		Growth and		Aggressive
	Balanced	Income	Growth	Growth
	Strategy Portfolio	Strategy Portfolio	Strategy Portfolio	Strategy Portfolio

Distributions paid from:
Ordinary income	$2,600,002	$5,427,509	$2,462,958	$130,121

The tax character of distributions paid during the fiscal year ended December 31, 2003 was as follows:

		Growth and		Aggressive
	Balanced	Income	Growth	Growth
	Strategy Portfolio	Strategy Portfolio	Strategy Portfolio	Strategy Portfolio

Distributions paid from:
Ordinary income	$2,368,214	$6,085,363	$2,182,378	$375,231

As of December 31, 2004, the components of accumulated earnings (losses) on a tax basis were as follows:

		Growth and		Aggressive
	Balanced	Income	Growth	Growth
	Strategy Portfolio	Strategy Portfolio	Strategy Portfolio	Strategy Portfolio

Undistributed ordinary income — net	$144,907	$745,237	$47,459	$—
Undistributed long-term capital gains	967,838	—	—	—

Total undistributed earnings	$1,112,745	$745,237	$47,459	$—

Capital loss carryforward:
Expiring 2010	$—	$(7,159,988)	$(14,200,729)	$(4,428,008)
Expiring 2011	—	(5,075,312)	(4,667,019)	(3,712,418)

Total capital loss carryforward	$—	$(12,235,300)	$(18,867,748)	$(8,140,426)
Unrealized gains — net	8,990,788	38,267,130	42,763,325	22,388,128

Total accumulated earnings — net	$10,103,533	$26,777,067	$23,943,036	$14,247,702

At December 31, 2004, the Portfolios’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

		Growth and		Aggressive
	Balanced	Income	Growth	Growth
	Strategy Portfolio	Strategy Portfolio	Strategy Portfolio	Strategy Portfolio

Tax Cost	$141,656,877	$352,606,142	$279,257,165	$126,091,400

Gross unrealized gain	9,398,668	39,348,632	42,763,325	22,388,128
Gross unrealized loss	(407,880)	(1,081,502)	—	—

Net unrealized security gain	$8,990,788	$38,267,130	$42,763,325	$22,388,128

The difference between book-basis and tax-basis unrealized gains (losses) are primarily attributable to wash sales and return of capital distributions from Underlying Fund investments.

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

Notes to Financial Statements (continued)
December 31, 2004

7. CERTAIN RECLASSIFICATIONS

In order to present certain components of the Portfolios’ capital accounts on a tax basis, certain reclassifications have been recorded to the Portfolios’ accounts. These reclassifications have no impact on the net asset value of the Portfolios. Reclassifications result primarily from the difference in the tax treatment of short term capital gain and return of capital distributions received from Underlying Funds, and taxable overdistributions.

			Accumulated
		Accumulated	Undistributed
	Paid-in	Net Realized	Net Investment
Portfolio	Capital	Loss	Income

Balanced Strategy	$—	$25,697	$(25,697)

Growth and Income Strategy	—	(667,947)	667,947

Growth Strategy	—	(440,768)	440,768

Aggressive Growth Strategy	(54,367)	(4,768)	59,135

 GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

8. OTHER MATTERS

Legal Proceedings — Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against GSAM and certain related parties, including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. In June 2004, these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSAM, Goldman Sachs and certain related parties including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. The amended complaint alleges violations of the Act, the Investment Advisers Act of 1940 and New York General Business Law. The consolidated and amended complaint also asserts claims involving common law breach of fiduciary duty, aiding and abetting breach of fiduciary duty and unjust enrichment. The consolidated and amended complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM and other defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds; and omitted statements of fact in registration statements and reports filed pursuant to the Act which were necessary to prevent such registration statements and reports from being materially false and misleading. The consolidated and amended complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties by, among other things, permitting the payments to occur. The consolidated and amended complaint also alleges that GSAM used 12b-1 fees for improper purposes and made improper use of soft dollars. Based on currently available information, GSAM believes that the likelihood that the purported class action lawsuits will have a material adverse financial impact on the Funds is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Goldman Sachs Funds.

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

Notes to Financial Statements (continued)

December 31, 2004

9. SUMMARY OF SHARE TRANSACTIONS

Share activity for the year ended December 31, 2004 was as follows:

	Balanced Strategy Portfolio		Growth and Income Strategy Portfolio

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,483,886	$25,416,861	7,660,913	$81,155,655
Reinvestment of dividends and distributions	87,665	907,499	290,122	3,151,491
Shares converted from Class B(a)	1,524	15,929	1,255	13,780
Shares repurchased	(909,880)	(9,314,458)	(3,403,785)	(36,103,749)

	1,663,195	17,025,831	4,548,505	48,217,177

Class B Shares
Shares sold	767,285	7,838,810	1,077,030	11,452,726
Reinvestment of dividends and distributions	30,553	316,168	71,590	780,466
Shares converted to Class A(a)	(1,526)	(15,929)	(1,258)	(13,780)
Shares repurchased	(537,548)	(5,476,251)	(1,465,331)	(15,386,747)

	258,764	2,662,798	(317,969)	(3,167,335)

Class C Shares
Shares sold	900,896	9,267,334	2,517,158	26,667,982
Reinvestment of dividends and distributions	24,882	257,903	69,807	761,733
Shares repurchased	(284,622)	(2,928,793)	(1,651,521)	(17,288,580)

	641,156	6,596,444	935,444	10,141,135

Institutional Shares
Shares sold	1,620,780	17,100,720	923,601	10,215,372
Reinvestment of dividends and distributions	85,760	885,956	24,960	270,449
Shares repurchased	(414,092)	(4,323,351)	(329,473)	(3,503,320)

	1,292,448	13,663,325	619,088	6,982,501

Service Shares
Shares sold	37,970	392,647	62,791	694,230
Reinvestment of dividends and distributions	2,683	27,771	1,962	21,256
Shares repurchased	(17,866)	(180,973)	(15,611)	(161,301)

	22,787	239,445	49,142	554,185

NET INCREASE	3,878,350	$40,187,843	5,834,210	$62,727,663

(a)	Class B Shares will automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Portfolio or another Goldman Sachs Fund.

 GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

Growth Strategy Portfolio		Aggressive Growth Strategy Portfolio

Shares	Dollars	Shares	Dollars

4,169,637	$45,409,666	2,154,758	$23,648,082
104,197	1,213,509	8,881	106,733
1,553	16,559	2,870	35,074
(2,125,357)	(22,730,715)	(1,425,613)	(15,552,494)

2,150,030	23,909,019	740,896	8,237,395

759,528	8,198,281	291,863	3,141,690
18,889	220,440	—	—
(1,558)	(16,559)	(2,940)	(35,074)
(1,297,285)	(13,863,423)	(436,624)	(4,655,321)

(520,426)	(5,461,261)	(147,701)	(1,548,705)

2,955,536	31,792,815	1,544,378	16,549,743
30,942	359,870	—	—
(1,109,139)	(11,897,185)	(847,857)	(9,092,481)

1,877,339	20,255,500	696,521	7,457,262

1,865,071	19,833,137	34,340	372,724
35,597	414,700	1,674	20,285
(403,933)	(4,527,034)	(161,212)	(1,749,707)

1,496,735	15,720,803	(125,198)	(1,356,698)

22,572	243,799	6,063	71,635
1,325	15,370	14	169
(10,638)	(111,093)	(5,233)	(56,189)

13,259	148,076	844	15,615

5,016,937	$54,572,137	1,165,362	$12,804,869

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

Notes to Financial Statements (continued)

December 31, 2004

9. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity for the year ended December 31, 2003 was as follows:

	Balanced Strategy Portfolio		Growth and Income Strategy Portfolio

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,587,021	$14,648,036	3,742,982	$34,038,353
Reinvestment of dividends and distributions	76,262	716,860	329,351	3,099,112
Shares repurchased	(1,049,380)	(9,860,615)	(3,461,509)	(30,845,441)

	613,903	5,504,281	610,824	6,292,024

Class B Shares
Shares sold	510,427	4,681,219	893,290	8,079,833
Reinvestment of dividends and distributions	34,689	325,235	127,890	1,206,822
Shares repurchased	(622,691)	(5,754,389)	(1,630,707)	(14,509,970)

	(77,575)	(747,935)	(609,527)	(5,223,315)

Class C Shares
Shares sold	669,273	6,170,502	1,757,159	15,849,809
Reinvestment of dividends and distributions	25,363	238,859	113,066	1,068,165
Shares repurchased	(427,469)	(3,964,453)	(1,434,838)	(12,743,982)

	267,167	2,444,908	435,387	4,173,992

Institutional Shares
Shares sold	736,828	6,855,385	591,291	5,757,135
Reinvestment of dividends and distributions	95,055	888,485	25,977	247,239
Shares repurchased	(1,023,803)	(9,741,825)	(194,903)	(1,816,709)

	(191,920)	(1,997,955)	422,365	4,187,665

Service Shares
Shares sold	16,168	148,830	25,761	223,245
Reinvestment of dividends and distributions	3,123	29,279	2,858	26,746
Shares repurchased	(20,722)	(192,242)	(22,601)	(202,573)

	(1,431)	(14,133)	6,018	47,418

NET INCREASE (DECREASE)	610,144	$5,189,166	865,067	$9,477,784

 GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

Growth Strategy Portfolio		Aggressive Growth Strategy Portfolio

Shares	Dollars	Shares	Dollars

3,090,152	$26,379,921	1,632,217	$13,856,284
114,685	1,144,558	30,728	310,049
(3,568,687)	(30,156,385)	(1,717,213)	(14,665,317)

(363,850)	(2,631,906)	(54,268)	(498,984)

660,257	5,810,899	196,702	1,660,205
40,251	402,590	—	—
(1,248,165)	(10,671,257)	(531,858)	(4,304,187)

(547,657)	(4,457,768)	(335,156)	(2,643,982)

1,623,258	14,419,618	1,022,660	8,708,238
35,543	354,746	1,252	12,398
(1,381,103)	(11,773,389)	(737,313)	(6,255,440)

277,698	3,000,975	286,599	2,465,196

541,183	5,263,014	17,080	153,335
14,221	141,770	4,390	44,598
(144,866)	(1,239,254)	(63,612)	(528,186)

410,538	4,165,530	(42,142)	(330,253)

29,368	237,940	1,150	9,448
1,434	14,255	57	574
(3,967)	(30,661)	(4,908)	(45,689)

26,835	221,534	(3,701)	(35,667)

(196,436)	$298,365	(148,668)	$(1,043,690)

 GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations			Distributions to shareholders

	Net asset					In excess
	value at	Net	Net realized	Total from	From net	of net	From net
	beginning	investment	and unrealized	investment	investment	investment	realized	Total
Year - Share Class	of year	income(b)	gain (loss)	operations	income	income	gains	distributions

FOR THE YEARS ENDED DECEMBER 31,

2004 - A	$10.00	$0.25	$0.77	$1.02	$(0.23)	$—	$—	$(0.23)
2004 - B	10.00	0.16	0.77	0.93	(0.15)	—	—	(0.15)
2004 - C	10.01	0.17	0.77	0.94	(0.15)	—	—	(0.15)
2004 - Institutional	10.00	0.28	0.77	1.05	(0.27)	—	—	(0.27)
2004 - Service	10.01	0.23	0.77	1.00	(0.21)	—	—	(0.21)

2003 - A	8.83	0.23	1.18	1.41	(0.24)	—	—	(0.24)
2003 - B	8.83	0.16	1.18	1.34	(0.17)	—	—	(0.17)
2003 - C	8.84	0.16	1.18	1.34	(0.17)	—	—	(0.17)
2003 - Institutional	8.83	0.26	1.18	1.44	(0.27)	—	—	(0.27)
2003 - Service	8.84	0.22	1.18	1.40	(0.23)	—	—	(0.23)

2002 - A	9.43	0.25	(0.60)	(0.35)	(0.25)	—	—	(0.25)
2002 - B	9.43	0.18	(0.60)	(0.42)	(0.18)	—	—	(0.18)
2002 - C	9.44	0.18	(0.60)	(0.42)	(0.18)	—	—	(0.18)
2002 - Institutional	9.43	0.29	(0.60)	(0.31)	(0.29)	—	—	(0.29)
2002 - Service	9.44	0.25	(0.61)	(0.36)	(0.24)	—	—	(0.24)

2001 - A	10.16	0.30	(0.58)	(0.28)	(0.31)	—	(0.14)	(0.45)
2001 - B	10.16	0.23	(0.59)	(0.36)	(0.23)	—	(0.14)	(0.37)
2001 - C	10.17	0.23	(0.59)	(0.36)	(0.23)	—	(0.14)	(0.37)
2001 - Institutional	10.16	0.36	(0.60)	(0.24)	(0.35)	—	(0.14)	(0.49)
2001 - Service	10.17	0.29	(0.58)	(0.29)	(0.30)	—	(0.14)	(0.44)

2000 - A	10.99	0.48	(0.54)	(0.06)	(0.50)	(0.01)	(0.26)	(0.77)
2000 - B	10.98	0.39	(0.53)	(0.14)	(0.41)	(0.01)	(0.26)	(0.68)
2000 - C	10.99	0.39	(0.53)	(0.14)	(0.41)	(0.01)	(0.26)	(0.68)
2000 - Institutional	10.99	0.53	(0.55)	(0.02)	(0.54)	(0.01)	(0.26)	(0.81)
2000 - Service	10.99	0.61	(0.68)	(0.07)	(0.48)	(0.01)	(0.26)	(0.75)

(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if sales or redemption charges were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Expense ratios exclude expenses of the Underlying Funds.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

					Ratios assuming no
					expense reductions

				Ratio of	Ratio of	Ratio of
		Net assets	Ratio of	net investment	total	net investment
Net asset		at end of	net expenses	income to	expenses to	income to	Portfolio
value, end	Total	year	to average	average	average	average	turnover
of year	return(a)	(in 000s)	net assets(c)	net assets	net assets(c)	net assets	rate

$10.79	10.28%	$53,944	0.58%	2.42%	0.99%	2.01%	52%
10.78	9.36	28,265	1.33	1.61	1.74	1.20	52
10.80	9.48	25,835	1.33	1.64	1.74	1.23	52
10.78	10.60	47,030	0.18	2.75	0.59	2.34	52
10.80	10.15	2,106	0.68	2.27	1.09	1.86	52

10.00	16.13	33,379	0.60	2.52	1.03	2.09	41
10.00	15.26	23,620	1.35	1.72	1.78	1.29	41
10.01	15.28	17,540	1.35	1.76	1.78	1.33	41
10.00	16.57	30,676	0.20	2.84	0.63	2.41	41
10.01	15.98	1,724	0.70	2.38	1.13	1.95	41

8.83	(3.76)	24,057	0.60	2.72	1.10	2.22	40
8.83	(4.48)	21,543	1.35	1.98	1.85	1.48	40
8.84	(4.50)	13,129	1.35	1.97	1.85	1.47	40
8.83	(3.35)	28,778	0.20	3.19	0.70	2.69	40
8.84	(3.84)	1,535	0.70	2.77	1.20	2.27	40

9.43	(2.62)	31,539	0.59	3.09	1.05	2.63	51
9.43	(3.37)	23,643	1.34	2.34	1.80	1.88	51
9.44	(3.38)	16,354	1.34	2.34	1.80	1.88	51
9.43	(2.21)	9,278	0.19	3.74	0.65	3.28	51
9.44	(3.28)	897	0.69	2.99	1.15	2.53	51

10.16	(0.66)	34,056	0.59	4.45	1.09	3.95	23
10.16	(1.33)	27,326	1.34	3.60	1.84	3.10	23
10.17	(1.31)	19,567	1.34	3.59	1.84	3.09	23
10.16	(0.25)	1,924	0.19	4.94	0.69	4.44	23
10.17	(0.11)	805	0.69	5.70	1.19	5.20	23

 GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations			Distributions to shareholders

	Net asset					In excess
	value at	Net	Net realized	Total from	From net	of net	From net
	beginning	investment	and unrealized	investment	investment	investment	realized	Total
Year - Share Class	of year	income(b)	gain (loss)	operations	income	income	gains	distributions
FOR THE YEARS ENDED DECEMBER 31,

2004 - A	$10.17	$0.22	$1.28	$1.50	$(0.21)	$—	$—	$(0.21)
2004 - B	10.15	0.13	1.30	1.43	(0.13)	—	—	(0.13)
2004 - C	10.14	0.13	1.29	1.42	(0.13)	—	—	(0.13)
2004 - Institutional	10.19	0.26	1.29	1.55	(0.25)	—	—	(0.25)
2004 - Service	10.15	0.21	1.28	1.49	(0.20)	—	—	(0.20)

2003 - A	8.39	0.21	1.83	2.04	(0.26)	—	—	(0.26)
2003 - B	8.38	0.14	1.82	1.96	(0.19)	—	—	(0.19)
2003 - C	8.37	0.14	1.82	1.96	(0.19)	—	—	(0.19)
2003 - Institutional	8.40	0.27	1.81	2.08	(0.29)	—	—	(0.29)
2003 - Service	8.37	0.20	1.83	2.03	(0.25)	—	—	(0.25)

2002 - A	9.38	0.19	(0.98)	(0.79)	(0.20)	—	—	(0.20)
2002 - B	9.36	0.12	(0.96)	(0.84)	(0.14)	—	—	(0.14)
2002 - C	9.36	0.12	(0.97)	(0.85)	(0.14)	—	—	(0.14)
2002 - Institutional	9.39	0.21	(0.96)	(0.75)	(0.24)	—	—	(0.24)
2002 - Service	9.36	0.18	(0.98)	(0.80)	(0.19)	—	—	(0.19)

2001 - A	10.64	0.21	(0.98)	(0.77)	(0.22)	—	(0.27)	(0.49)
2001 - B	10.62	0.14	(0.99)	(0.85)	(0.14)	—	(0.27)	(0.41)
2001 - C	10.61	0.14	(0.98)	(0.84)	(0.14)	—	(0.27)	(0.41)
2001 - Institutional	10.66	0.25	(0.99)	(0.74)	(0.26)	—	(0.27)	(0.53)
2001 - Service	10.62	0.20	(0.98)	(0.78)	(0.21)	—	(0.27)	(0.48)

2000 - A	11.71	0.38	(0.92)	(0.54)	(0.41)	(0.05)	(0.07)	(0.53)
2000 - B	11.69	0.29	(0.92)	(0.63)	(0.33)	(0.04)	(0.07)	(0.44)
2000 - C	11.69	0.29	(0.93)	(0.64)	(0.33)	(0.04)	(0.07)	(0.44)
2000 - Institutional	11.71	0.44	(0.91)	(0.47)	(0.45)	(0.06)	(0.07)	(0.58)
2000 - Service	11.69	0.37	(0.92)	(0.55)	(0.40)	(0.05)	(0.07)	(0.52)

(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if sales or redemption charges were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Expense ratios exclude expenses of the Underlying Funds.

38     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

					Ratios assuming no
					expense reductions

				Ratio of	Ratio of	Ratio of
		Net assets	Ratio of	net investment	total	net investment
Net asset		at end of	net expenses	income to	expenses to	income to	Portfolio
value, end	Total	year	to average	average	average	average	turnover
of year	return(a)	(in 000s)	net assets(c)	net assets	net assets(c)	net assets	rate

$11.46	14.85%	$203,730	0.57%	2.05%	0.88%	1.74%	53%
11.45	14.11	79,369	1.32	1.19	1.63	0.88	53
11.43	14.05	84,937	1.32	1.25	1.63	0.94	53
11.49	15.35	19,448	0.17	2.41	0.48	2.10	53
11.44	14.77	2,801	0.67	1.96	0.98	1.65	53

10.17	24.55	134,430	0.60	2.33	0.89	2.04	38
10.15	23.53	73,619	1.35	1.54	1.64	1.25	38
10.14	23.60	65,853	1.35	1.58	1.64	1.29	38
10.19	25.12	10,938	0.20	3.01	0.49	2.72	38
10.15	24.49	1,985	0.70	2.21	0.99	1.92	38

8.39	(8.44)	105,812	0.60	2.15	0.90	1.85	31
8.38	(9.07)	65,864	1.35	1.35	1.65	1.05	31
8.37	(9.16)	50,722	1.35	1.40	1.65	1.10	31
8.40	(8.08)	5,476	0.20	2.36	0.50	2.06	31
8.37	(8.56)	1,587	0.70	2.08	1.00	1.78	31

9.38	(7.27)	123,586	0.59	2.11	0.85	1.85	42
9.36	(8.01)	89,089	1.34	1.36	1.60	1.10	42
9.36	(7.92)	60,569	1.34	1.36	1.60	1.10	42
9.39	(6.95)	18,107	0.19	2.52	0.45	2.26	42
9.36	(7.35)	1,866	0.69	2.05	0.95	1.79	42

10.64	(4.54)	158,430	0.59	3.35	0.87	3.07	20
10.62	(5.28)	116,542	1.34	2.57	1.62	2.29	20
10.61	(5.36)	78,144	1.34	2.57	1.62	2.29	20
10.66	(3.99)	18,763	0.19	3.87	0.47	3.59	20
10.62	(4.63)	1,570	0.69	3.26	0.97	2.98	20

 GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations			Distributions to shareholders

	Net asset					In excess
	value at	Net	Net realized	Total from	From net	of net	From net
	beginning	investment	and unrealized	investment	investment	investment	realized	Total
Year - Share Class	of year	income(b)	gain (loss)	operations	income	income	gains	distributions
FOR THE YEARS ENDED DECEMBER 31,

2004 - A	$10.22	$0.12	$1.67	$1.79	$(0.13)	$—	$—	$(0.13)
2004 - B	10.23	0.04	1.67	1.71	(0.04)	—	—	(0.04)
2004 - C	10.21	0.04	1.67	1.71	(0.06)	—	—	(0.06)
2004 - Institutional	10.21	0.19	1.65	1.84	(0.17)	—	—	(0.17)
2004 - Service	10.18	0.11	1.66	1.77	(0.12)	—	—	(0.12)

2003 - A	7.91	0.11	2.34	2.45	(0.14)	—	—	(0.14)
2003 - B	7.93	0.05	2.32	2.37	(0.07)	—	—	(0.07)
2003 - C	7.92	0.05	2.31	2.36	(0.07)	—	—	(0.07)
2003 - Institutional	7.91	0.17	2.30	2.47	(0.17)	—	—	(0.17)
2003 - Service	7.88	0.11	2.32	2.43	(0.13)	—	—	(0.13)

2002 - A	9.30	0.11	(1.38)	(1.27)	(0.12)	—	—	(0.12)
2002 - B	9.29	0.04	(1.35)	(1.31)	(0.05)	—	—	(0.05)
2002 - C	9.30	0.04	(1.37)	(1.33)	(0.05)	—	—	(0.05)
2002 - Institutional	9.30	0.13	(1.36)	(1.23)	(0.16)	—	—	(0.16)
2002 - Service	9.27	0.10	(1.37)	(1.27)	(0.12)	—	—	(0.12)

2001 - A	10.88	0.11	(1.32)	(1.21)	(0.13)	—	(0.24)	(0.37)
2001 - B	10.86	0.03	(1.31)	(1.28)	(0.05)	—	(0.24)	(0.29)
2001 - C	10.87	0.03	(1.31)	(1.28)	(0.05)	—	(0.24)	(0.29)
2001 - Institutional	10.87	0.16	(1.32)	(1.16)	(0.17)	—	(0.24)	(0.41)
2001 - Service	10.86	0.10	(1.33)	(1.23)	(0.12)	—	(0.24)	(0.36)

2000 - A	12.24	0.22	(1.28)	(1.06)	(0.22)	(0.08)	—	(0.30)
2000 - B	12.21	0.13	(1.27)	(1.14)	(0.15)	(0.06)	—	(0.21)
2000 - C	12.22	0.13	(1.27)	(1.14)	(0.15)	(0.06)	—	(0.21)
2000 - Institutional	12.23	0.25	(1.26)	(1.01)	(0.25)	(0.10)	—	(0.35)
2000 - Service	12.22	0.23	(1.29)	(1.06)	(0.22)	(0.08)	—	(0.30)

(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if sales or redemption charges were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Expense ratios exclude expenses of the Underlying Funds.

40     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

					Ratios assuming no
					expense reductions

				Ratio of	Ratio of	Ratio of
		Net assets	Ratio of	net investment	total	net investment
Net asset		at end of	net expenses	income to	expenses to	income to	Portfolio
value, end	Total	year	to average	average	average	average	turnover
of year	return(a)	(in 000s)	net assets(c)	net assets	net assets(c)	net assets	rate

$11.88	17.54%	$129,419	0.58%	1.16%	0.89%	0.85%	44%
11.90	16.72	71,753	1.33	0.33	1.64	0.02	44
11.86	16.77	86,277	1.33	0.42	1.64	0.11	44
11.88	18.05	27,967	0.18	1.77	0.49	1.46	44
11.83	17.38	1,736	0.68	1.03	0.99	0.72	44

10.22	30.96	89,342	0.60	1.29	0.92	0.97	46
10.23	29.87	67,025	1.35	0.53	1.67	0.21	46
10.21	29.88	55,151	1.35	0.57	1.67	0.25	46
10.21	31.30	8,747	0.20	1.92	0.52	1.60	46
10.18	30.85	1,358	0.70	1.21	1.02	0.89	46

7.91	(13.64)	72,060	0.60	1.25	0.93	0.92	23
7.93	(14.13)	56,279	1.35	0.47	1.68	0.14	23
7.92	(14.26)	40,571	1.35	0.49	1.68	0.16	23
7.91	(13.25)	3,525	0.20	1.52	0.53	1.19	23
7.88	(13.70)	840	0.70	1.20	1.03	0.87	23

9.30	(11.03)	93,313	0.59	1.09	0.88	0.80	40
9.29	(11.72)	81,563	1.34	0.34	1.63	0.05	40
9.30	(11.69)	53,001	1.34	0.34	1.63	0.05	40
9.30	(10.55)	7,324	0.19	1.65	0.48	1.36	40
9.27	(11.16)	940	0.69	1.01	0.98	0.72	40

10.88	(8.68)	117,857	0.59	1.83	0.89	1.53	23
10.86	(9.39)	106,080	1.34	1.08	1.64	0.78	23
10.87	(9.36)	65,681	1.34	1.11	1.64	0.81	23
10.87	(8.28)	4,234	0.19	2.10	0.49	1.80	23
10.86	(8.67)	692	0.69	1.95	0.99	1.65	23

 GOLDMAN SACHS AGGRESSIVE GROWTH STRATEGY PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations			Distributions to shareholders

	Net asset	Net				In excess
	value at	investment	Net realized	Total from	From net	of net	From net
	beginning	income	and unrealized	investment	investment	investment	realized	Total
Year - Share Class	of year	(loss)(b)	gain (loss)	operations	income	income	gains	distributions
FOR THE YEARS ENDED DECEMBER 31,

2004 - A	$10.36	$0.05	$1.91	$1.96	$(0.02)	$—	$—	$(0.02)
2004 - B	10.18	(0.04)	1.87	1.83	—	—	—	—
2004 - C	10.17	(0.03)	1.85	1.82	—	—	—	—
2004 - Institutional	10.43	0.08	1.95	2.03	(0.06)	—	—	(0.06)
2004 - Service	10.32	0.04	1.89	1.93	(0.01)	—	—	(0.01)

2003 - A	7.72	0.04	2.66	2.70	(0.06)	—	—	(0.06)
2003 - B	7.59	(0.02)	2.61	2.59	—	—	—	—
2003 - C	7.59	(0.02)	2.60	2.58	— (d)	—	—	— (d)
2003 - Institutional	7.77	0.08	2.68	2.76	(0.10)	—	—	(0.10)
2003 - Service	7.68	0.03	2.65	2.68	(0.04)	—	—	(0.04)

2002 - A	9.25	0.02	(1.55)	(1.53)	—	—	—	—
2002 - B	9.17	(0.05)	(1.53)	(1.58)	—	—	—	—
2002 - C	9.16	(0.05)	(1.52)	(1.57)	—	—	—	—
2002 - Institutional	9.27	0.04	(1.54)	(1.50)	—	—	—	—
2002 - Service	9.21	0.01	(1.54)	(1.53)	—	—	—	—

2001 - A	10.71	(0.01)	(1.45)	(1.46)	—	—	—	—
2001 - B	10.70	(0.08)	(1.45)	(1.53)	—	—	—	—
2001 - C	10.69	(0.08)	(1.45)	(1.53)	—	—	—	—
2001 - Institutional	10.70	0.02	(1.45)	(1.43)	—	—	—	—
2001 - Service	10.68	(0.02)	(1.45)	(1.47)	—	—	—	—

2000 - A	12.61	0.03	(1.49)	(1.46)	—	(0.15)	(0.29)	(0.44)
2000 - B	12.57	(0.06)	(1.47)	(1.53)	—	(0.05)	(0.29)	(0.34)
2000 - C	12.57	(0.05)	(1.47)	(1.52)	—	(0.07)	(0.29)	(0.36)
2000 - Institutional	12.60	0.10	(1.51)	(1.41)	—	(0.20)	(0.29)	(0.49)
2000 - Service	12.59	0.04	(1.51)	(1.47)	—	(0.15)	(0.29)	(0.44)

(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if sales or redemption charges were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Expense ratios exclude expenses of the Underlying Funds.
(d)	Amount is less than $0.005 per share.

42     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS AGGRESSIVE GROWTH STRATEGY PORTFOLIO

					Ratios assuming no
					expense reductions

				Ratio of	Ratio of	Ratio of
		Net assets	Ratio of	net investment	total	net investment
Net asset		at end of	net expenses	income (loss) to	expenses to	income (loss) to	Portfolio
value, end	Total	year	to average	average	average	average	turnover
of year	return(a)	(in 000s)	net assets(c)	net assets	net assets(c)	net assets	rate

$12.30	18.91%	$70,961	0.58%	0.43%	0.99%	0.02%	36%
12.01	17.98	27,582	1.33	(0.38)	1.74	(0.79)	36
11.99	17.90	44,582	1.33	(0.31)	1.74	(0.72)	36
12.40	19.46	4,247	0.18	0.74	0.59	0.33	36
12.24	18.73	165	0.68	0.37	1.09	(0.04)	36

10.36	35.02	52,088	0.60	0.50	1.03	0.07	36
10.18	34.12	24,879	1.35	(0.27)	1.78	(0.70)	36
10.17	34.05	30,706	1.35	(0.22)	1.78	(0.65)	36
10.43	35.51	4,881	0.20	0.88	0.63	0.45	36
10.32	34.97	130	0.70	0.30	1.13	(0.13)	36

7.72	(16.54)	39,214	0.60	0.22	1.06	(0.24)	27
7.59	(17.23)	21,105	1.35	(0.58)	1.81	(1.04)	27
7.59	(17.14)	20,740	1.35	(0.54)	1.81	(1.00)	27
7.77	(16.18)	3,961	0.20	0.48	0.66	0.02	27
7.68	(16.61)	125	0.70	0.11	1.16	(0.35)	27

9.25	(13.63)	48,639	0.59	(0.11)	0.97	(0.49)	43
9.17	(14.30)	30,013	1.34	(0.87)	1.72	(1.25)	43
9.16	(14.31)	25,571	1.34	(0.86)	1.72	(1.24)	43
9.27	(13.36)	7,248	0.19	0.25	0.57	(0.13)	43
9.21	(13.76)	153	0.69	(0.20)	1.07	(0.58)	43

10.71	(11.47)	53,480	0.59	0.28	0.99	(0.12)	19
10.70	(12.07)	39,885	1.34	(0.49)	1.74	(0.89)	19
10.69	(12.00)	32,695	1.34	(0.42)	1.74	(0.82)	19
10.70	(11.07)	6,011	0.19	0.84	0.59	0.44	19
10.68	(11.55)	146	0.69	0.30	1.09	(0.10)	19

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Goldman Sachs Trust

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio and Goldman Sachs Aggressive Growth Strategy Portfolio (four of the funds comprising the Goldman Sachs Trust) (the “Funds”), as of December 31, 2004, the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years ended December 31, 2000, 2001 and 2002 were audited by other auditors whose report, dated February 11, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights, audited by us, referred to above present fairly, in all material respects, the financial position of Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio and Goldman Sachs Aggressive Growth Strategy Portfolio at December 31, 2004, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 9, 2005

 GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

Fund Expenses (Unaudited) — Six Month Period Ended December 31, 2004

          As a shareholder of Class A, Class B, Class C, Institutional or Service Shares of the Portfolios you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares) and contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 through December 31, 2004.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolios’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Balanced Strategy Portfolio				Growth and Income Strategy Portfolio

				Expenses Paid				Expenses Paid
	Beginning	Ending		for the	Beginning	Ending		for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	7/1/04	12/31/04		12/31/04*	7/1/04	12/31/04		12/31/04*

Class A
Actual	$1,000.00	$1,068.60		$2.92	$1,000.00	$1,101.90		$2.85
Hypothetical 5% return	1,000.00	1,022.31	+	2.86	1,000.00	1,022.42	+	2.74

Class B
Actual	1,000.00	1,063.60		6.81	1,000.00	1,097.90		6.81
Hypothetical 5% return	1,000.00	1,018.54	+	6.66	1,000.00	1,018.65	+	6.55

Class C
Actual	1,000.00	1,064.60		6.81	1,000.00	1,098.20		6.81
Hypothetical 5% return	1,000.00	1,018.54	+	6.66	1,000.00	1,018.65	+	6.55

Institutional
Actual	1,000.00	1,070.60		0.85	1,000.00	1,104.80		0.75
Hypothetical 5% return	1,000.00	1,024.32	+	0.83	1,000.00	1,024.43	+	0.72

Service
Actual	1,000.00	1,067.90		3.45	1,000.00	1,101.70		3.40
Hypothetical 5% return	1,000.00	1,021.80	+	3.37	1,000.00	1,021.90	+	3.28

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Growth Strategy Portfolio

				Expenses Paid
	Beginning	Ending		for the
	Account Value	Account Value		6 months ended
Share Class	7/1/04	12/31/04		12/31/04*

Class A
Actual	$1,000.00	$1,118.50		$3.03
Hypothetical 5% return	1,000.00	1,022.27	+	2.90

Class B
Actual	1,000.00	1,113.90		7.01
Hypothetical 5% return	1,000.00	1,018.50	+	6.70

Class C
Actual	1,000.00	1,114.20		7.01
Hypothetical 5% return	1,000.00	1,018.50	+	6.70

Institutional
Actual	1,000.00	1,120.20		0.91
Hypothetical 5% return	1,000.00	1,024.28	+	0.86

Service
Actual	1,000.00	1,117.80		3.57
Hypothetical 5% return	1,000.00	1,021.77	+	3.40

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Aggressive Growth Strategy Portfolio

				Expenses Paid
	Beginning	Ending		for the
	Account Value	Account Value		6 months ended
Share Class	7/1/04	12/31/04		12/31/04*

Class A
Actual	$1,000.00	$1,126.10		$3.03
Hypothetical 5% return	1,000.00	1,022.27	+	2.90

Class B
Actual	1,000.00	1,121.40		7.03
Hypothetical 5% return	1,000.00	1,018.50	+	6.70

Class C
Actual	1,000.00	1,121.60		7.02
Hypothetical 5% return	1,000.00	1,018.50	+	6.70

Institutional
Actual	1,000.00	1,128.60		0.90
Hypothetical 5% return	1,000.00	1,024.28	+	0.86

Service
Actual	1,000.00	1,125.20		3.59
Hypothetical 5% return	1,000.00	1,021.77	+	3.40

*	Expenses for each share class are calculated using the Portfolios’ expense ratios for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 12/31/04. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the financial highlights. The expense ratios for the period were as follows:

Portfolio	Class A	Class B	Class C	Institutional	Service

Balanced Strategy	0.56%	1.31%	1.31%	0.16%	0.66%
Growth and Income Strategy	0.54	1.29	1.29	0.14	0.64
Growth Strategy	0.57	1.32	1.32	0.17	0.67
Aggressive Growth Strategy	0.57	1.32	1.32	0.17	0.67

+	Hypothetical expenses are based on the Portfolios’ actual expense ratios and an assumed rate of return of 5% per year before expenses.

Trustees and Officers (Unaudited)

Independent Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 62	Chairman & Trustee	Since 1991	President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President— Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-Present); Member of Cornell University Council (1992-Present); Trustee of the Walnut Street Theater (1992-Present); Trustee, Scholarship America (1998-Present); Director, Private Equity Investors—III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board and Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	63	None

John P. Coblentz, Jr. Age: 63	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	63	None

Patrick T. Harker Age: 46	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-Present); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-Present); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	63	None

Mary P. McPherson Age: 69	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (October 1997-Present); Director, Smith College (1998-Present); Director, Josiah Macy, Jr. Foundation (health educational programs) (1977-Present); Director, Philadelphia Contributionship (insurance) (1985-Present); Director Emeritus, Amherst College (1986-1998); Director, The Spencer Foundation (educational research) (1993-February 2003); member of PNC Advisory Board (banking) (1993-1998); and Director, American School of Classical Studies in Athens (1997-Present).

			Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	63	None

Wilma J. Smelcer Age: 55	Trustee	Since 2001	Chairman, Bank of America, Illinois (banking) (1998-January 2001); and Governor, Board of Governors, Chicago Stock Exchange (national securities exchange) (April 2001-April 2004). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	63	Lawson Products Inc. (distributor of industrial products).

Richard P. Strubel Age: 65	Trustee	Since 1987	Vice Chairman and Director, Unext, Inc. (provider of educational services via the internet) (2003-Present); President, COO and Director, Unext, Inc. (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	63	Gildan Activewear Inc. (an activewear clothing marketing and manufacturing company); Unext, Inc. (provider of educational services via the internet); Northern Mutual Fund Complex (53 Portfolios).

Interested Trustees (Unaudited)

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

*Alan A. Shuch Age: 55	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	63	None

*Kaysie P. Uniacke Age: 44	Trustee & President	Since 2001 Since 2002	Managing Director, GSAM (1997-Present). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies). President—Goldman Sachs Mutual Fund Complex (2002- Present) (registered investment companies). Assistant Secretary—Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).	63	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Howard B. Surloff.
[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the date the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of December 31, 2004, the Trust consisted of 57 portfolios, including the Funds described in this Annual Report, and Goldman Sachs Variable Insurance Trust consisted of 6 portfolios.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address And Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

Kaysie P. Uniacke 32 Old Slip New York, NY 10005 Age: 44	President & Trustee	Since 2002 Since 2001	Managing Director, GSAM (1997-Present).

Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).

President—Goldman Sachs Mutual Fund Complex (registered investment companies).

Assistant Secretary—Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

James A. Fitzpatrick 4900 Sears Tower Chicago, IL 60606 Age: 44	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999-Present); and Vice President of GSAM (April 1997-December 1999). Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. McNamara 32 Old Slip New York, NY 10005 Age: 42	Vice President	Since 2001	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies).

Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies) (December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 40	Treasurer	Since 1997	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer—Goldman Sachs Mutual Fund Complex (registered investment companies).

Howard B. Surloff One New York Plaza 37th Floor New York, NY 10004 Age: 39	Secretary	Since 2001	Managing Director, Goldman Sachs (November 2002-Present); Associate General Counsel, Goldman Sachs and General Counsel to the U.S. Funds Group (December 1997-Present).

Secretary—Goldman Sachs Mutual Fund Complex (registered investment companies) (2001-Present) and Assistant Secretary prior thereto.

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Asset Allocation Portfolios — Tax Information (Unaudited)

For the year ended December 31, 2004, 10.73%, 15.52%, 37.53%, and 100%, of the dividends paid from net investment company taxable income by the Balanced Strategy, Growth and Income Strategy, Growth Strategy, and Aggressive Growth Strategy Portfolios, respectively, qualify for the dividends received deduction available to corporations.

For the year ended December 31, 2004, 23.59%, 38.86%, 85.61%, and 100%, of the dividends paid from net investment company taxable income by the Balanced Strategy, Growth and Income Strategy, Growth Strategy, and Aggressive Growth Strategy Portfolios, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

FUNDS PROFILE Goldman Sachs Funds THE GOLDMAN SACHS ADVANTAGE Our goal is to deliver: Strong, Consistent Investment Results Global Resources and Global Research Team Approach Disciplined Processes Innovative, Value-Added Investment Products Thoughtful Solutions Risk Management Outstanding Client Service Dedicated Service Teams Excellence and Integrity Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets. Today, Goldman Sachs Asset Management, L.P. and other units of the Investment Management Division of Goldman Sachs serve a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $451.3 billion in assets under management as of December 31, 2004 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers. GOLDMAN SACHS FUNDS In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations. Asset Allocation Funds Balanced Fund Domestic Equity Funds Asset Allocation Portfolios Small Cap Value Fund CORESM Small Cap Equity Fund Fixed Income Funds Mid Cap Value Fund Emerging Markets Debt Fund Concentrated Growth Fund High Yield Fund International Equity Funds Growth Opportunities Fund High Yield Municipal Fund Asia Growth Fund Research Select FundSM Global Income Fund Emerging Markets Equity Fund Strategic Growth Fund Investment Grade Credit Fund International Growth Capital Growth Fund Core Fixed Income Fund Opportunities Fund Large Cap Value Fund U.S. Mortgages Fund Japanese Equity Fund Growth and Income Fund Municipal Income Fund European Equity Fund CORESM Large Cap Growth Fund Government Income Fund International Equity Fund CORESM Large Cap Value Fund Short Duration Tax-Free Fund CORESM International Equity Fund CORESM U.S. Equity Fund Short Duration Government Fund Ultra-Short Duration Government Specialty Funds Fund Tollkeeper FundSM Enhanced Income Fund CORESM Tax-Managed Equity Fund Real Estate Securities Fund Money Market Funds[1] [1] An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds. The Goldman Sachs Research Select FundSM, Tollkeeper FundSM and CORESM are service marks of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005 TRUSTEES OFFICERS Ashok N. Bakhru, Chairman Kaysie P. Uniacke, President John P. Coblentz, Jr. James A. Fitzpatrick, Vice President Patrick T. Harker James A. McNamara, Vice President Mary Patterson McPherson John M. Perlowski, Treasurer Alan A. Shuch Howard B. Surloff, Secretary Wilma J. Smelcer Richard P. Strubel Kaysie P. Uniacke GOLDMAN, SACHS & CO. GOLDMAN SACHS ASSET MANAGEMENT Distributor and Transfer Agent INTERNATIONAL Christchurch Court GOLDMAN SACHS ASSET MANAGEMENT, L.P. 10-15 Newgate Street Investment Adviser London, England EC1A 7HD Visit our Web site at www.gs.com/funds to obtain the most recent month-end returns. The reports concerning the Portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities and information regarding how a Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov. The Portfolios file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Form N-Q are available on the Commission’s website at http://www.sec.gov. The Portfolios’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders). Asset Allocation Portfolios are subject to underlying fund expenses as well as the expenses of the portfolio, and the cost of this type of investment may be higher than a mutual fund that only invests in stocks and bonds. The Goldman Sachs Balanced Strategy Portfolio invests primarily in other Goldman Sachs Funds and is subject to the risk factors of those Funds. Some of the risks include the price fluctuations of government securities in response to interest rates, the volatility of investments in the stock market, and the currency and political risks of non-U.S. securities. The Goldman Sachs Growth and Income Strategy Portfolio invests primarily in other Goldman Sachs Funds and is subject to the risk factors of those Funds. Some of the risks include the price fluctuations of fixed income securities in response to interest rates, the credit risk and volatility of high yield bonds, and the volatility of non-U.S. stocks and bonds and U.S. stocks. The Goldman Sachs Growth Strat egy Portfolio invests primarily in other Goldman Sachs Funds and is subject to the risk factors of those Funds. Some of the risks include the volatility of U.S. and non-U.S. equity investments, the political and currency risks of non-U.S. securities, and the credit risks and volatility of high yield bonds. The Goldman Sachs Aggressive Growth Strategy Portfolio invests primarily in other Goldman Sachs Funds and is subject to the risk factors of those Funds. Some of the risks include the volatility of U.S. and non-U.S. equity investments and the political and currency risks of non-U.S. securities, which are particularly significant regarding equities of issuers located in emerging countries. Holdings and allocations shown are unaudited, and may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Portfolios on the efficient frontier are optimal in both the sense that they offer maximal expected return for some given level of risk and minimal risk for some given level of expected return. A line created from the risk-reward graph, comprised of optimal portfolios. The optimal portfolios plotted along the curve have the highest expected return possible for the given amount of risk. CORESM is a service mark of Goldman, Sachs & Co. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.
Copyright 2005 Goldman, Sachs & Co. All rights reserved. Date of first use: March 1, 2005 05-329 / AAAR / 33.7K / 03-05

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Item 4 — Principal Accountant Fees and Services for the Goldman Sachs Trust: The accountant fees below reflect the aggregate fees paid by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates
Table 1 – Items 4(a) -4(d)

	2004	2003	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$717,800	$668,000	Financial statement audits

• Ernst & Young LLP (“E&Y”)	$450,500	$342,000	Financial statement audits

Audit-Related Fees

• PwC	$198,800	$138,500	Other attest services

• E&Y	$0	$0

Tax Fees

• PwC	$175,900	$175,900	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

• E&Y	$84,850	$75,650	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns
All Other Fees	$0	$0

Items 4(b)(c) & (d) Table 2. Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Goldman Sachs Trust’s Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X

	2004	2003	Description of Services Rendered
Audit-Related Fees

• PwC	$683,000	524,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70.

• E&Y	$0	0

Tax Fees

• PwC	$0	0

• E&Y	$0	0

All Other Fees

• PwC	$23,500	0	Review of fund merger documents.

• E&Y	$18,000	6,000	Review of fund merger documents and access to an online accounting reference tool for certain employees of the Trust’s distributor, respectively.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by the Trust’s audit committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the Goldman Sachs Trust’s service affiliates listed in Table 2 were approved by the Trust’s audit committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Items 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to the Goldman Sachs Trust by PricewaterhouseCoopers LLP for the 12 months ended November 26, 2004 and November 28, 2003 were approximately $374,700 and $314,400, respectively. The aggregate non-audit fees billed to the Goldman Sachs Trust’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended November 26, 2004 and November 28, 2003 were approximately $3.9 million and $4.2 million, respectively. The 2003 and 2004 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to the Goldman Sachs Trust’s operations or financial reporting.

The aggregate non-audit fees billed to the Goldman Sachs Trust by Ernst & Young LLP for the 12 months ended December 31, 2004 and December 31, 2003 were approximately $84,850 and $75,650, respectively. The aggregate non-audit fees billed to the Goldman Sachs Trust’s adviser and service affiliates by Ernst & Young LLP for non-audit services for the twelve months ended December 31, 2004 and December 31, 2003 were approximately $34.5 million and $30.9 million, respectively. The 2003 and 2004 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to the Goldman Sachs Trust’s operations or financial reporting.

Items 4(h) — The Goldman Sachs Trust’s audit committee has considered whether the provision of non-audit services to the Goldman Sachs Trust’s investment advisor and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	February 24, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	February 24, 2005

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	February 24, 2005